                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 6, 1997


                             C. BREWER HOMES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-22948             99-014505
State or other jurisdiction of          (Commission        (I.R.S. Employer
incorporation or organization)          File Number)      Identification No.)


255-A EAST WAIKO ROAD, WAILUKU, HAWAII                            96793
(Address of Principal Executive Offices)                        (Zip Code)


                                  808-242-6833
                                  ------------
               Registrants telephone number, including area code
               -------------------------------------------------


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Item 5.  Other Events

On November 6, 1997, C. Brewer Homes, Inc. (the "Company") entered into an agreement in principle for a business combination between it and Mauna Loa Macadamia Partners, L.P. ("Mauna Loa"), subject to execution of a final merger agreement, approval of the transaction by the Company's shareholders and the limited partners of Mauna Loa, and other normal closing conditions. The agreement in principle is set forth in a letter dated November 6, 1997 and the attached term sheet, which are filed with this Report as an Exhibit and incorporated herein by reference. The Company also issued a press release with respect to the foregoing on November 6, 1997, the full text of which is filed as an Exhibit to this Report and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          (c)  Exhibits

Exhibit 2.2 Letter Agreement in principle dated November 6, 1997 and attached Term Sheet.


99.1         Press Release dated November 6, 1997

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    C. BREWER HOMES, INC.
                                         (Registrant)



                                    By  /s/ Edward T. Foley
                                       ----------------------------
                                            Edward T. Foley
                                       Executive Vice President and
                                          Chief Financial Officer



EXHIBIT INDEX




Exhibit                                                Page
Number                    Description                 Number
-------                   -----------                 -------

2.2          Letter Agreement and Term Sheet of
             proposed merger dated November 6, 1997    4 - 10

99.1         Press Release dated November 6, 1997     11 - 13


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